EXHIBIT 10.4

Housing Lease in Shenzhen

CONTRACT

Shenzhen Housing Rental Management Office System

Contract No:20200713-03

CONTRACT

Lessor (Party A): Shenzhen Kinghill Group Co., Ltd.

Address :28th Floor, Jinfeng Building, Shangbu Nan Road, Futian District, Shenzhen City

Zip code :518000                                    Contact: _________________

Telephone: ___________________

Organization Code or Valid ID Number :914403001923610887

Principal agent: __________________________________

Address: _______________________________________

Zip code: _______________________________________

Telephone: ______________________________________

Organizational Code or Valid ID Number: _________________

Lessee (Party B): Muyan (Shenzhen) Digital Technology Co., Ltd.

Address: 1703B, Zhongzhou Building, Jintian Road, Futian District, Shenzhen City

Zip code :518000                                    Contact: ____________________

Telephone: ___________________

Organizational Code or Valid ID Number: 91440300MA5FU8B3XD

Principal agent: ___________________________________

Address: ___________________________________.

Zip code: ___________________________________

Telephone: ___________________________________.

Organizational Code or Valid ID Number: ________________

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In accordance with the “Contract Law of the People’s Republic of China”,”Urban Real Estate Management Law of the People’s Republic of China”,”Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening the Responsibilities of Building Rental Safety”and relevant laws and regulations,both parties abide by the principles of fairness,voluntariness,and good faith have been reached through friendly consultations and the following contract terms have been reached for mutual compliance by both parties.

Article 1 Party A leases its house at 1703B,Zhongzhou Building,Jintian Road,Futian District,Shenzhen city(hereinafter referred to as the “rental house”)to Party B for use.Both parties confirm that the leased house is leased as a set and the rent is calculated as a set.

The lease scope and location of the leased house shall be subject to the plan attached to this contract signed by both parties.The actual area used is subject to the area inside the rental housing.

Article 2 Both parties A and B have unanimously confirmed and agreed;Party B has confirmed that it has repeatedly visited the location of the leased house for on-site surveys and inspections,and has met the relevant current conditions such as the location,floor,orientation,lease area,facilities and equipment,ancillary property and ownership of the leased house.With a clear understanding,Party B clearly recognizes the current conditions of the leased house and is willing to conduct lease operations in accordance with the current conditions of the leased house.In any case,Party B shall not use the above-mentioned conditions of the leased house as an excuse to require Party A to assume responsibility for breach of contract or request to terminate this lease contract in advance;Party B undertakes not to claim rights to Party A in any way due to the above-mentioned conditions.

Article 3 During the lease period, the rent for the first year of the leased house is : RMB 154744.20/month (RMB 154744.2), and the rent from the second year shall be increased by 5%(five percent)on the basis of the previous year, and so on.

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Detailed calculation:

July 01,2020 to June 30,2021

Monthly Rent: RMB 154744.20/month (Party B has paid the rent from July 1,2020 to July 31,2020)

July 01, 2021 to June 30, 2022

Monthly rent: RMB 162481.41/month

The above rent is Party A’s tax-included price.

Article 4 The property management fee, the maintenance fund and the service fee of the leased house are a total of RMB 19644.5/month (RMB 19644.5)

Article 5 Party B shall:

[X] Before the 25th of each month;

[  ] Before the      /       of the      /       month of each quarter

[  ] Before the      /       of the      /       month of every six months

[  ] Before the      /       of the      /       month of each year

To pay Party A the following monthly rent and management fees and other expenses. (Both parties should choose the above four methods together and tick the box.)

The account number of the bank designated by Party A is as follows:

Name: Shenzhen Kinghill Group Co., Ltd.

Account number :4560 2000 0181 9100 0528 28

Bank: Huaxia Bank Shenzhen South Garden Branch

If Party B defaults to Party A in paying any of the payments stipulated in this contract,including but not limited to rent,lease deposit,air-conditioning fees,property management fees,water and electricity fees,service fees,etc.,for every 1 day overdue,a penalty of 5% of the total overdue fees shall be paid to Party A.If Party A is overdue for more than five days,Party A has the right to stop water and electricity ,lock and stop using,and request Party B to vacate and move out and return the leased house.If it is emptied and moved out ,Party A has the right to dispose of all the items in the leased house ,and Party A has the right to unilaterally terminate this contract without being liable for breach of contract.Both parties agree that once Party A’s unilateral termination conditions are reached,Party A has the right to terminate this contract immediately.

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Party A shall issue an equal invoice to Party B after receiving Party B’s rent, air conditioning fee and management fee, other expenses, etc.

Article 6 The term of the lease is from July 01,2020 to June 30 ,2022.

The period stipulated in the preceding paragraph shall not exceed the period of use of the approved land, and shall not exceed 20 years, and the exceeding part shall be invalid. Upon expiration of the lease period,both parties agree to renew the lease contract.

Article 7 Use of leased house:	Office

Party B shall not use the leased house for other purposes without the written consent of Party A.

Article 8 Party A has delivered the leased house to Party B for use.

Article 9 Upon delivery of the leased house, both parties shall confirm the current condition of the leased house and its ancillary facilities and equipment and provide supplementary explanations in the attached pages.

Article 10 Party B has paid to Party A two month’s rent,property management fees and the amount of the main maintenance fee as a lease deposit,which is RMB 348777.4.(capital:three hundred and forty-eight thousand and seven hundred and seventy-seven yuan and four cents)

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When Party A collects the lease deposit,it shall issue a receipt to Party B.

Conditions for Party A to return the lease deposit to Party B:

(i) Upon expiration of the lease,Party B did not terminate the contract in advance without authorization.

(ii) Upon expiration of the lease,Party B has not damaged the interior decoration structure and original fixed facilities.

(iii) When the contract is terminated,Party B has paid all rent and other dues.

(iv) Party B did not have any other breach of contract.

[  ] Only meets one of the conditions.

[X] Meet all conditions.

(Both parties should choose one of the above options and tick the selected option.)

The way and time to return the lease deposit: Party B shall apply for the refund of the lease deposit within five working days after leaving the leased house with the deposit receipt issued by Party A, and Party A will return the lease deposit to Party B in full and without interest after checking and confirming that Party B has no breach of contract and paying all the fees.

Party A may not return the deposit in any of the following cases:

1. If the lease term is not expired, Party B shall withdraw the lease without authorization;

2. During the lease period, Party B defaults on the rent of the house and all expenses incurred during the outstanding lease term;

3. Damage to facilities and equipment in the leased house is not compensated (except for normal wear and tear);

4. Party B has other breach of contract.

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Party B shall pay Party A the initial rent and property management fees,maintenance fund and service fees(from August 1,2020 to August 30,2020)before July 25,2020,totaling RMB 174388.7.

If Party B fails to fulfill its payment obligations according to Article 10 and Article 11 of this contract, it will constitute a fundamental breach of contract. Party A has the right not to refund the lease payments already paid by Party B and pursue Party B’s liability for breach of contract, at the same time,Party A has the right to unilaterally terminate the contract without being liable for breach of contract.If the lease deposit is not enough to make up for Party A’s losses,Party A also has the right to require Party B to be responsible for all losses caused to Party A ,including but not limited to direct losses,indirect losses and litigation fees and arbitration fees incurred by Party A to protect its legal rights,such as guarantee fees,preservation fees,appraisal fees and attorney fees.

Article 12 During the lease period, Party B shall be responsible for the timely payment of all other expenses arising from the use of the leased premises, such as utilities, sanitation, property management, air conditioning, maintenance fund, service charges, etc.

Article 13 Party A shall ensure the safety of the leased house and its ancillary facilities at the time of delivery and use in accordance with the relevant laws, regulations or rules.

Article 14 Party B shall reasonably use the leased house and its ancillary facilities and shall not use the leased house to engage in illegal activities; Party A shall not interfere with or obstruct the normal and reasonable use of the leased house by Party B in accordance with the use of the leased house. Party B operates independently, and its disputes with any third party are not related to Party A, Party A does not bear any responsibility for this.

Article 15 In the course of using the leased house, Party B shall notify Party A in writing and take possible effective measures to prevent further expansion of the defects if the damage or failure of the leased house or its ancillary facilities is not caused by Party B’s fault; Party A shall carry out repairs within three days after receiving Party B’s written notice or directly entrust Party B with maintenance on its behalf; Party B may carry out maintenance on its behalf if Party B is unable to notify Party A or Party A does not perform its maintenance obligations within the time limit stipulated above after receiving the written notice.

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If a special emergency must be repaired immediately, Party B shall first replace the repair and notify Party A in writing of the relevant situation.

Party A shall bear the maintenance expenses incurred under the circumstances stipulated in the above two paragraphs (including the reasonable expenses incurred by Party B for maintenance and expenses incurred in preventing the expansion of defects). If Party B fails to fulfill the obligations stipulated in the above two paragraphs, fails to notify or take effective measures in time, which may lead to the expansion of the loss, part of the maintenance expenses shall be borne by Party B itself.

Article 16 Party B shall be responsible for the maintenance and compensation and shall inform Party A in writing in time if the leased house or its ancillary facilities are not caused by Party A.

If Party B changes the internal structure of the house, decoration or installation of equipment that has an impact on the structure of the house, the design scale, scope, technology, materials and other plans must be approved by the relevant departments and written consent of Party A before construction. After the expiration of the lease or not due to Party A’s responsibility, unless otherwise agreed in this contract, Party A has the right to choose one of the following rights:

[X] The decoration attached to the house shall be owned by Party A.

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[  ] Requires Party B to restore the original state.

[  ] Charge Party B the actual cost of the restoration project.

(Both parties should choose one of the above options together and tick the selected option.)

Except for the maintenance obligations stipulated in Article 15 and Article 16 of this contract, all other maintenance and compensation expenses arising from the leased house shall be borne by Party B.

Article 17

[  ] During the lease period, Party B may sublet all or part of the leased house to others, but the term of sublease shall not exceed the lease term stipulated in this contract.

[X] During the lease period, with the written consent of Party A, Party B may sublet the leased premises to others in whole or in part with the written proof of the sublease. However, the term of sublease shall not exceed the term of lease stipulated in this contract.

[  ] During the lease period, Party B shall not sublet all or part of the leased premises to others.

(Both parties should choose one of the above options together and tick the selected option.)

Article 18 If Party A needs to transfer part or all of the property right of the leased house during the validity period of this contract, Party A shall notify Party B in writing one month before the transfer. Party B shall give Party A a reply within three working days after receiving Party A’s written notice, and Party B shall enjoy the preemptive right under the same conditions.

If the leased house are transferred to another person, Party A shall be responsible for informing the transferee to continue to perform this contract at the time of signing the transfer contract.

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Article 19 During the validity of this contract, any of the following circumstances may occur, and the parties shall not be liable for breach of contract:

(i) This contract can not continue to be performed due to force majeure;

(ii) Government requisition, recovery or demolition of rental housing (due to government requisition, recovery or demolition of rental housing, the proceeds of compensation, demolition and other funds are owned by Party A);

(iii) Party A and Party B agree through consultation.

Article 20 In case of any of the following circumstances, Party A may cause losses as a result:

[  ] 1.require Party B to restore the original state of the house;

[X] 2. Claim damages from Party B;

[X] Non-refundable lease bond;

[  ] 4. Requesting Party B to pay liquidated damages RMB ___________________________(Capital:         /       Yuan).

(The above four methods are selected through consultation between the two parties, but items 3 and 4 can not be selected at the same time):

(1) Party B is in arrears in payment for more than 5 days from the date of payment;

(2) Party B’s arrears may result in Party A’s loss of all expenses up to RMB 20000.00;

(3) If Party B uses the leased house to carry out illegal activities or illegal business operations, to the detriment of the public interest or the interests of others; if seized by the law enforcement department, the next day, Party A gives Party B all supplies to clear the field;

(4) Party B changes the structure or use of the leased house without authorization;

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(5)Party B violates the provisions of Article 16 of this contract and does not assume maintenance responsibility or pay maintenance costs,causing serious damage to the house or equipment.

(6) Without the written consent of Party A and the approval of relevant departments, Party B shall decorate the leased premises without authorization and cause damage to the premises or equipment;

(7) Where any third party applies to the court for liquidation of Party B, the court accepts and enters into bankruptcy proceedings. Party A has the right to clear the supplies of Party B and rent the house separately.

(8) If the lease term is not expired, Party B will withdraw or sublet without the written consent of Party A.

(9) Party A shall have the right to clear the premises of Party B and lease the premises separately if the rent and other expenses are overdue for more than five days during the lease term.

(10) being investigated by a judicial organ, government or other department for Party B’s suspected illegal acts.

In addition to investigating Party B’s liability for damages or breach of contract, Party A has the right to propose to Party B according to the above circumstances to change the terms of the contract or unilaterally terminate this contract without liability for breach of contract. In addition, if, for the reasons of Party B, the judicial organ, the government or other departments seal up the leased premises, Party B shall, in addition to the above responsibilities (non-refundable lease bond, liability for damages or breach of contract, Party A has the right to cancel the contract unilaterally and not bear any liability for breach of contract), pay to Party A all the expenses incurred as a result of the leased premises from the date of seizure to the period of unsealing, such as rent and property management fees, utilities, etc.

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Article 21 If any of the following circumstances arise, Party B may cause losses as a result:

[  ] 1. Request damages from Party A;

[X] 2. Request Party A to return the lease deposit twice;

[  ] 3. Party A pays liquidated damages RMB          (Capital:         /       Yuan).

(The above three methods are selected by both parties through consultation, but items 2 and 3 can not be selected at the same time):

(1) If Party A violates Article 13 of this Contract, the safety of the leased house does not comply with the relevant laws, regulations or rules;

(2) If Party A violates the provisions of Article 15 of this Contract and fails to undertake maintenance responsibility or pay maintenance expenses without reason;

(3) Without the consent of Party B or the approval of relevant departments, Party A shall rebuild, expand or decorate the leased premises without authorization.

(4) If Party A unilaterally requests the early termination of the contract without proper reasons.

Party B may also propose to Party A to change the terms of the contract or terminate the contract according to the above circumstances.

Article 22 If Party B needs to terminate this contract in advance, it shall submit a written application to Party A at least two months in advance and must obtain the written consent of Party A. After the written consent of Party A, Party B shall ensure that the new Lessee re-sign the new House Lease Contract with Party A. Party B shall bear the related expenses incurred during the sublease process and settle the payable amount of the house rent, property management fee and so on before the date of the third party’s lease. During the sublease process, Party B shall guarantee the rights and interests of Party A during the duration of the contract. From the date the third party transfers its deposit, initial rent and other payable to Party A’s account, Party A will return the remaining amount of Party B’s lease deposit without interest after Party B moves out and Party B does not have any breach of contract.

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If Party B terminates this contract in advance without Party A’s written consent, Party B shall also bear the following liability for breach of contract to Party A:

(1) Party A has the right to confiscate the lease deposit and the amount paid by Party B, and Party B shall bear all the payable amount (including, but not limited to, intermediary fee, investment fee, rent during the vacant period of the leased premises, etc.) before the lease is re-leased;

(2) The rent-free period of Party B is no longer valid, and Party B shall pay the rent of the rent-free period to Party A in full before the date of early rentals;

(3) Party A’s legal fees, litigation fees, arbitration fees, guarantee fees, preservation fees, appraisal fees and other expenses incurred to protect its legitimate rights and interests.

Article 23 After the termination of this contract, Party B shall, within the same day, move out and return the leased premises and ensure that the leased premises and ancillary facilities are in good condition at the same time, settle all expenses to be borne by Party B and go through the relevant transfer procedures.

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If Party B fails to move or return the leased premises within the time limit, Party A shall have the right to recover the leased premises in accordance with the provisions of the law or the contract, and to collect compensation equivalent to double the rent from Party B for the overdue part and the liquidated damages, intermediary fees and investment expenses incurred by Party A for the delay in delivering the premises to the new tenants, and Party A shall have the right to empty all the articles of the premises.

Article 24 If Party B needs to continue renting the leased premises at the end of the lease period stipulated in this contract, Party B shall request Party A to renew the lease within months before the expiration date of the lease term.

If both parties agree to renew the lease, they shall renew the contract.

Article 25 Party A and Party B shall sign the “Shenzhen Housing Lease Safety Management Responsibility “. The rental housing provided by Party A shall conform to the standards and conditions for safe use, and there is no hidden danger of safety. The building, fire fighting equipment, gas facilities, electric power facilities, entrances and exits and passageways of rental houses shall conform to the administrative regulations or standards of safety in production, fire fighting, public security, environmental protection and hygiene as prescribed by the municipal government. Party B shall strictly follow the safety, fire protection, public security, environmental protection, sanitation and other management regulations or standards stipulated by the government functional departments to use the rental housing, and shall have the obligation to ensure that there are no safety risks in the use of the rental housing. All the terms and conditions stipulated in this contract shall be performed by both parties. If one party defaults, it shall bear the corresponding liability for breach of contract as stipulated in the contract.

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Article 26 A and B may separately agree in the attached pages on matters not covered by this contract; the contents of the attached pages, as part of this contract, shall have the same legal effect as this contract after being signed and sealed by both parties.

Article 27.A and B shall settle disputes arising out of this contract through consultation. If no negotiation is reached, both parties may request the competent housing rental authority to mediate or to:

[  ] Application for arbitration the Shenzhen Arbitration Commission;

[  ] China International Economic and Trade Arbitration Commission Shenzhen Branch to apply for arbitration;

[X] The people’s court in the place where the leased house is located filed a lawsuit.

(The above dispute settlement method shall be chosen by both parties through consultation, and shall tick the selected option.)

Article 28 Party A and Party B agree that the following address of communication shall be the address of service of the notice or document of both parties:

Address of Paryty A :28th Floor, Jinfeng Building, Shangbu Nan Road, Futian District, Shenzhen City

Address of Party B :1703 B, Zhongzhou Building, Jintian Road, Futian District, Shenzhen City

If the above address is not agreed upon, the correspondence address of the contract signed by both parties shall be taken as the address for service.

The address of service is valid without notice of change in writing. A notice or document given by one party to the other party shall be deemed to be served by mail at the address of service. If the documents are returned by postal service at the above address, the date of return shall be deemed to be the date of service.

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Article 29 This contract shall enter into force on the date of signature or seal of both parties.

Article 30 This Contract shall be in Chinese as the original.

Article 31 During the performance of the contract, both parties shall not change or terminate this contract at will. If there are any outstanding matters, the two parties shall sign a supplementary agreement through consultation, and the supplementary agreement, as a valid part of this contract, shall have the same legal effect as this contract.

Article 31 This contract is in triplicate, Party A holds two copies, Party B holds one copies, the contract registration authority holds        /     copy, and the relevant departments hold        /     copy, all of which have the same legal effect.

Annex I: Rental Housing Plan

Annex 2: Copy of Business License of both parties

 Photocopy of legal representative ID card of both parties

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(This page is the signature page)

Party B (signature):

Legal Representative:

Contact number:

Bank account number:

Principal agent (signature):	__________

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Special Tips

1. Before signing the contract, the parties shall read the contract carefully, and after consultation between the two parties, they may add, delete, select, supplement, fill and modify the contents of the contract terms. After the signing of the contract, the contents not modified and the contents filled in by the parties (confirmed by the signature or seal of both parties) shall be regarded as the contents agreed in this contract. The selection, supplement, filling and modification of the contents in this contract shall take precedence over the validity of the handwritten items.

2. Before signing the contract, the lessor shall guarantee to the lessee its right to lease the leased premises. The lessee shall present to the lessor the lessee’s identity certificate or legal qualification certificate.

3. The parties shall sign and perform the contract in accordance with the law and shall not violate the relevant procedures of the law or engage in illegal acts.

4. Once this contract is signed, it is legally binding on both parties. The parties shall perform their obligations in accordance with the agreement of both parties and shall not alter or terminate the contract without legal or agreement.

5. The contents of the contract to be filled in by the parties themselves shall be confirmed with a brush, pen and signature or seal using carbon ink or blue and black ink.

6. There is a blank space (underlined) in part of the text of this contract, which can be agreed by the parties; there are some clauses which can be selected by the parties (marked by words).

7. After signing this contract, both parties may choose to jointly go to the housing rental management department for registration or filing.

8. The parties to the lease may decide the number of copies of the original contract according to the actual needs and carefully check it when signing the contract to ensure that the contents of each contract are consistent with each other; in any case, both parties shall each hold at least one original contract.

9. If the contents of this contract are substantially changed, terminated and the text of the contract is lost, if the registration or filing has been completed, the parties shall promptly go through the relevant formalities with the original registration authority.

10. The parties may negotiate on how to dispose of the lien items in the leased premises after the expiration of the lease and the termination of the contract, or they may agree in the attached pages.

11. Article 7 of this contract ,” use of rental housing “shall be filled in one of the following five categories: commercial, office, plant, warehouse, comprehensive.

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Housing Rental Safety Management in Shenzhen

RESPONSIBILITY

Printing by Shenzhen Municipal Office of Integrated

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Management of Floating Population and Rental Housing

In order to implement the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening the Responsibility for the Safety of Housing Leasing, further clarify the responsibility for the safety of housing leasing, strengthen the safety management of rental housing, and ensure the safety of people’s lives and property, this responsibility is formulated in accordance with the relevant laws and regulations:

I. INTRODUCTION The Lessor and Lessee responsible for the safety of the rental housing shall be responsible for the production and operation of the premises (including all kinds of commodity markets and their stalls and counters), office premises, residences and other houses within the administrative area of this Municipality.

II. The lessor shall guarantee the right to rent the premises. Where another person is entrusted with the lease, the owner shall sign a written entrustment agreement with the trustee and agree on their respective safety responsibilities. The sub-lessee of the house, other persons who have actual rental behavior and the lender of the house shall bear the safety responsibility of the lessor.

III. The lessor shall ensure that the buildings used for rental and their entrances and exits, passageways, fire fighting, steam burning and power-turbishing facilities shall comply with the provisions of relevant laws and regulations and the safety standards prescribed by relevant administrative departments. If the law or regulation requires the relevant license or approval document to permit the lease, the tenant shall obtain it.

IV. Where the lessee makes use of the leased premises for production and business operations, the lessor shall require the lessee to produce the relevant certificates of fire control formalities and the business license or business license before opening the business.

V. GENERAL The lessor shall have the right to inspect and make a written record of the safe use and nature of the use of the leased premises, and the lessee shall cooperate and sign it; if the lessor can not inspect the premises in person for objective reasons, he may entrust others to inspect it.

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VI. The lessor shall have the right to report to the comprehensive management agency of the rental housing or to other relevant administrative departments if he finds that the rental housing has hidden safety problems and the lessee changes the nature of the use of the house without authorization

VII. The lessee shall, in accordance with the provisions of laws and regulations and the agreement of the house lease contract, make safe and reasonable use of the house, and shall not alter the structure and nature of the house without authorization; if the lessee finds that there is a hidden danger of safety in the leased house, he shall immediately notify the lessor and at the same time report to the comprehensive management agency of the rental house or other relevant administrative departments.

VIII. Tenants are not allowed to change the use of rental housing, the use of rental housing for hotel, catering, entertainment, Internet cafes, workshops and other business activities must comply with the relevant provisions;

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It is prohibited to use rented houses for gambling, drug trafficking, prostitution, pornography, forgery of documents, Printing illegal publications, manufacturing and selling fake and inferior commodities, harbouring criminal personnel, harbouring and selling stolen goods, etc.

It is prohibited to use rental housing to engage in illegal activities such as pyramid selling or disguised pyramid selling, unlicensed operation, unlicensed opening of clinics, illegal practice of medicine and illegal recycling of renewable resources;

It is prohibited to use rental housing to engage in fraudulent activities such as unlicensed employment agency, matchmaking agency, training, real estate intermediary, etc. It is prohibited to use residential rental housing to produce, store and operate inflammable, explosive, toxic and radioactive dangerous goods.

Both parties shall assist and cooperate with the comprehensive management agency of the rental housing in the safety inspection and management of the rental housing and truthfully provide relevant materials and information.

Annex I:

Floor Plan ,17/F, Zhong Chau Building

North

South

Shenzhen Ming Construction Engineering Limited

Address:

Unit 1930,Centre B Tianxia International, Nanshan District, Shenzhen

QBHmKSHETVKKB

mnarr is ccaissa*s corsl

This drawing shall be used in conjunction with the actual architectural design conditions and the drawings and instructions provided by the product supplier, marked as completion dimensions, and shall be notified to the designer immediately if any major discrepancies are found. The intellectual property rights

Summer Dancer	Bear Jinming
	Shang Min
	2016.11
	1:100
PROJECT NAME	Interior Decoration on 17th Floor, Zhongzhou Building
	Plane Distribution Map
Remarks NOTE	
No.	PL-01

Party A and Party B have confirmed that they agree that the leased unit by Party B is part of the red line.The actural area and location are Determined by Party B,Huobaobao(Shenzhen)Network Technology Co.,Ltd and Bonbito(Shenzhen)Technology Co.,Ltd.The monthly rent for the first year is RMB 154744.2/month(including tax). Party B confirms that Party A has delivered all the area,and Party A has fully fulfilled the contractual obligations stipulated in the “House Rental Contract”.